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                                                                    Exhibit 10.7


                            TERMINATION AGREEMENT RE:
                       EQUITY REPURCHASE OPTION AGREEMENT
                       ----------------------------------


                  THIS TERMINATION AGREEMENT RE: EQUITY REPURCHASE OPTION AGREEMENT is entered into as of October 31, 2003 (this "TERMINATION AGREEMENT"), by and between OVERHILL FARMS, INC., a Nevada corporation (the "COMPANY"), and LEVINE LEICHTMAN CAPITAL PARTNERS II, L.P., a California limited partnership ("LLCP").

                                 R E C I T A L S
                                 ---------------

         A. The Company, the entities from time to time parties thereto as Guarantors and LLCP are parties to that certain Second Amended and Restated Securities Purchase Agreement dated as of April 16, 2003, as amended by a First Amendment to Second Amended and Restated Securities Purchase Agreement dated as of May 16, 2003 (the "FIRST AMENDMENT"), and a Second Amendment to Second Amended and Restated Securities Purchase Agreement dated as of June 19, 2003 (the "SECOND AMENDMENT").

         B. Concurrently herewith, the Company, the entities from time to time parties thereto as Guarantors and LLCP are consummating the transactions contemplated by a Third Amendment to Second Amended and Restated Securities Purchase Agreement dated as of October 31, 2003 (the "THIRD AMENDMENT"). The Second Amended and Restated Securities Purchase Agreement, as amended by the First Amendment, the Second Amendment and the Third Amendment, shall be referred to herein as the "SECURITIES PURCHASE AGREEMENT."

         C. The parties hereto are currently parties to that certain Equity Repurchase Option Agreement dated as of September 11, 2003, as amended by an Amendment to Equity Repurchase Option Agreement dated as of April 16, 2003 (as so amended, the "OPTION AGREEMENT"). Unless otherwise indicated, capitalized terms used and not otherwise defined herein have the meanings ascribed to them in the Securities Purchase Agreement or the Option Agreement, as the case may be.

         D. The parties hereto wish to terminate the Option Agreement on the terms and conditions set forth herein. It is a condition precedent to the effectiveness of the Third Amendment that the parties hereto enter into this Termination Agreement and terminate the Option Agreement.

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                                A G R E E M E N T
                                -----------------

         NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

         1. TERMINATION. Effective on and as of the date hereof, the Option Agreement shall terminate in full and be of no further force or effect, and each party hereto shall have no further liabilities or obligations thereunder.

         2. FURTHER ASSURANCES. Each party hereto agrees to execute and deliver to the other party such agreements, instruments and other documents as the other party may request to effectuate the intent and purposes of this Termination Agreement.

         3. MISCELLANEOUS.

                  3.1 GOVERNING LAW. This Termination Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of California applicable to contracts made and performed in such state, without regard to principles regarding choice of law or conflicts of laws.

                  3.2 ENTIRE AGREEMENT. This Termination Agreement constitutes the entire understanding agreement and understanding between the parties with respect to the termination of the Option Agreement and supersedes all prior written or oral agreements or understandings with respect to such subject matter.

                  3.3 SUCCESSORS AND ASSIGNS. This Termination Agreement shall inure to the benefit of, and binding upon, the parties hereto and their respective successors and assigns.

                  3.4 COUNTERPARTS. This Termination Agreement may be executed in one or more counterparts or by facsimile transmission, each of which shall be an original but all of which taken together shall constitute one and the same instrument.

                  3.5 WAIVER OF TRIAL BY JURY. The parties acknowledge and confirm that Section 12.16 of the Securities Purchase Agreement shall apply to this Termination Agreement as if such Section were fully set forth herein.

                  3.6 INVESTMENT DOCUMENT. This Termination Agreement constitutes an Investment Document.






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         IN WITNESS WHEREOF, the parties have caused this Termination Agreement to be executed and delivered by their duly authorized representatives as of the date first written above.

                           COMPANY
                           -------

                           OVERHILL FARMS, INC., a Nevada corporation


                           By:  /S/ James Rudis
                              -------------------------------------------
                                James Rudis
                                President and Chief Executive Officer


                           By:  /S/ John Steinbrun
                              -------------------------------------------
                                John Steinbrun
                                Senior Vice President and Chief Financial
                                Officer


                           LLCP
                           ----

                           LEVINE LEICHTMAN CAPITAL PARTNERS II, L.P., a California limited partnership

                           By: LLCP California Equity Partners II, L.P., a California limited partnership, its General Partner

                                 By: Levine Leichtman Capital Partners, Inc., a California corporation, its General Partner

                                     By: /S/ Steven E. Hartman
                                        --------------------------------------
                                            Steven E. Hartman
                                            Vice President




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